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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                      October 14, 1997 (September 26, 1997)
                Date of Report (Date of earliest event reported)




                                HECHINGER COMPANY
               (Exact Name of Registrant as Specified in Charter)




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
                  Delaware                                0-7214                         52-1001530
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)
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                   1801 McCormick Drive, Largo Maryland 20774
               (Address of Principal Executive Offices) (Zip Code)



                                 (301) 341-1000
                         (Registrant's telephone number)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 26, 1997, Hechinger Investment Company of Delaware, Inc. ("HECHINGER INVESTMENT COMPANY"), a Delaware corporation and indirect wholly owned subsidiary of Hechinger Company (the "REGISTRANT"), pursuant to a Bill of Sale, Assignment and Assumption Agreement dated as of September 26, 1997 by and between BSQ Transferee Corp., a Delaware corporation ("BSQ NEWCO") and Hechinger Investment Company, purchased from BSQ Newco certain of the assets and business of BSQ Newco for $243,000,000 cash and the assumption of approximately $400,000,000 of operating liabilities of BSQ Newco, subject to adjustment on account of changes in working capital and final determination of fair values of the assets and liabilities. The Bill of Sale is filed herewith as Exhibit 2 and is incorporated herein by reference. BSQ Newco was in the business of marketing and selling home improvement and home decor products and services through a warehouse format and related activities (the "BUSINESS"). The purchased assets consisted of BSQ Newco's equipment and personal property, records, inventory, goods in transit, prepaid expenses, accounts receivable, store "till" cash, insurance proceeds related to the foregoing items, certain claims against third parties, intangible property, contract rights relating to the operations of the Business, licenses, and other intangibles used or useful in the Business. Hechinger Investment Company also entered into leases and subleases for stores and support facilities previously operated by BSQ Newco. The assets purchased by Hechinger Investment Company, which consisted primarily of inventory, were valued at their value as carried on the books of BSQ Newco, which approximated their fair value. Hechinger Investment Company will continue to use the acquired assets in the Business. On September 26, 1997, Hechinger Investment Company, as Borrower, Centers Holdings, Inc., a Delaware corporation ("CENTERS HOLDINGS"), BSQ Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Centers Holdings ("BSQ ACQCO"), BSQ Newco, Registrant, Hechinger Stores Company, a Delaware corporation, and Hechinger East Coast Stores Company, a Delaware corporation, entered into a Credit Agreement (the "CREDIT AGREEMENT") with a syndicate of banks led by The Chase Manhattan Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, BankAmerica Business Credit, Inc., as Documentation Agent and Borrowing Base Audit Agent, and Citicorp USA, Inc., as Syndication Agent and Chase Securities Inc., as Arranger, in the maximum principal amount of $600,000,000. The proceeds of the initial advance pursuant to the Credit Agreement was the source of the cash used to pay for the assets purchased from BSQ Newco. The Credit Agreement, including the exhibits and schedules thereto, is filed herewith as Exhibit 99 and is incorporated herein by reference. On September 25, 1997, BSQ Acqco purchased all outstanding capital stock of BSQ Newco pursuant to that certain Purchase and Sale Agreement as of July 17, 1997, among Kmart Corporation, a Michigan corporation ("KMART"), Builders Square, Inc., a Delaware corporation ("BSQ") and BSQ Acqco. Concurrently, BSQ Acqco acquired all outstanding capital stock of the Registrant pursuant to that certain Agreement and Plan of Merger dated as of July 17, 1997 (as amended pursuant to a First Amendment to Agreement and Plan of Merger dated as of August 27, 1997, the "HECHINGER MERGER AGREEMENT", which provided, among other things, for the merger (the "MERGER") of Hechinger Acquisition, Inc. ("HECHINGER ACQUISITION"), a Delaware corporation and wholly owned subsidiary of BSQ Acqco, with and into the Registrant, with the Registrant being the surviving corporation). BSQ Newco and Hechinger Investment Company are affiliates as a result of the foregoing transactions. The Agreement and Plan of Merger and the First Amendment to the Agreement and Plan of Merger were filed as exhibits to the Current Report on Form 8-K filed by the Registrant on October 8, 1997 (the "OCTOBER 8 FORM 8-K").

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Ernst & Young LLP was previously the Registrant's principal accounting firm. As reported on the October 8 Form 8-K and as described above in
Item 2, on September 25, 1997, Hechinger Acquisition merged with and into the Registrant, as a result of which the Registrant has become an indirect wholly owned subsidiary of Centers Holdings. On October 7, 1997, Ernst & Young's engagement by the Registrant as its principal accounting firm was terminated and KPMG Peat Marwick

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LLP, the principal accounting firm of Centers Holdings, was engaged by the
Registrant as principal accounting firm. The decision to change accountants was approved and ratified by the Board of Directors of the Registrant at the meeting of said Board on October 8, 1997.

         In connection with the audits of the two fiscal years ended February 1, 1997 and the subsequent interim period through October 7, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Ernst & Young LLP on the consolidated financial statements of the Registrant as of and for the years ended February 1, 1997 and February 3, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified. The audit reports were modified for the Registrant's adoption of SFAS 121 in the fiscal year ended February 3, 1996 and change in method of calculating LIFO inventories in the fiscal year ended January 28, 1995.

         In response to the Registrant's request therefor, Ernst & Young LLP has furnished Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated October 14, 1997, is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 5.  OTHER EVENTS

         Subsequent to the consummation of the Merger, the Registrant has terminated its credit facility with CIT Group/Business Credit, Inc. All amounts outstanding thereunder were repaid, in part, with the proceeds of the new Credit Agreement referred to in Item 2. The description of the Credit Agreement set forth in Item 2 is incorporated into this Item 5 by reference.

         Substantially concurrently with the transactions described in Item 2, the Registrant received cash capital contributions from BSQ Acqco which will be reflected in the pro forma financial statements to be filed by amendment as provided in Item 7 hereof.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The financial statements required by this Item 7(a) will be filed by amendment of this Current Report on Form 8-K not later than 60 days after the date hereof.


         (b)      PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information required by this Item 7(b) will be filed by amendment of this Current Report on Form 8-K as soon as such information is available, and in any event no later than 60 days after the date hereof.

         (c)      EXHIBITS

         2 Bill of Sale, Assignment and Assumption Agreement dated as of September 26, 1997 by and between BSQ Transferee Corp. and Hechinger Investment Company of Delaware, Inc.

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         16       Letter dated October 14, 1997 from Ernst & Young LLP to the
                  Commission

         99 Credit Agreement dated as of September 26, 1997 among Hechinger Investment Company of Delaware, Inc. as Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, The Lenders Party Thereto, The Chase Manhattan Bank as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, Bankamerica Business Credit, Inc. as Documentation Agent and Borrowing Base Audit Agent and Citicorp USA, Inc., as Syndication Agent with Chase Securities Inc., as Arranger

ITEM 8.  CHANGE IN FISCAL YEAR

         On September 25, 1997, the Registrant determined to change its fiscal year end to be consistent with the fiscal year end of the consolidated group of Centers Holdings. The new fiscal year end date has been changed to the Saturday nearest to the last day of September, which fiscal year end date for the transition period was September 27, 1997. The report covering the transition period will be filed on Form 10-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HECHINGER COMPANY
                                            (Registrant)

Date:  October 14, 1997


                                            By: /s/ MARK R. ADAMS
                                                --------------------------------
                                                Mark R. Adams
                                                Senior Vice President, Secretary
                                                and Treasurer


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                                  EXHIBIT INDEX

         The following exhibits are hereby filed as part of this Form 8-K:

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Exhibit                                                                Page
Number      Description                                                Number
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2        Bill of Sale, Assignment and Assumption Agreement dated as of September
         26, 1997 by and between BSQ Transferee Corp. and Hechinger Investment Company of Delaware, Inc.

16       Letter dated October 14, 1997 from Ernst & Young LLP to the Commission

99 Credit Agreement dated as of September 26, 1997 among Hechinger Investment Company of Delaware, Inc. as Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, The Lenders Party Thereto, The Chase Manhattan Bank as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, Bankamerica Business Credit, Inc. as Documentation Agent and Borrowing Base Audit Agent and Citicorp USA, Inc., as Syndication Agent with Chase Securities Inc., as Arranger
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